UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting) of Amicus Therapeutics, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock, par value $.01 per share, from 125,000,000 shares to 250,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 10, 2015 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected Sol J. Barer, Ph.D. and Donald J. Hayden, Jr. as Class II directors to serve a three-year term expiring at the 2018 Annual Meeting of Stockholders or until their respective successors have been elected. In addition, the stockholders (i) approved an amendment to the Company’s Charter to increase the number of shares of common stock, par value $.01 per share, that the Company is authorized to issue from 125,000,000 shares to 250,000,000 shares, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The final voting results on these matters were as follows:

1.             Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sol J. Barer, Ph.D.	34,533,893	34,341,591	13,519,746
Donald J. Hayden, Jr.	68,034,783	840,701	13,519,746

2.             Approval of the Certificate of Amendment to the Restated Certificate of Incorporation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
80,623,052	1,627,161	145,017	0

3.                                      Ratification of Ernst & Young LLC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
82,160,265	118,823	116,142	0

4.                                      Approval, on an advisory basis, of the Company’s executive compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
59,558,113	9,277,996	39,375	13,519,746

Item 8.01 Other Events.

On June 8, 2015, the Company issued a press release announcing the appointment of two new senior members of its commercial and executive team, as well as the promotion of Hung Do, Ph.D. to Chief Science Officer. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended.
99.1	Press Release dated June 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: June 10, 2015	By:	/s/ WILLIAM D. BAIRD III
	Name:	William D. Baird III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended.
99.1	Press Release dated June 8, 2015.